UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 17, 2007

                              ENGlobal Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                  001-14217                                       88-0322261
--------------------------------------------------------------------------------
          (Commission File Number)                             (IRS Employer
                                                             Identification No.)

   654 N. Sam Houston Pkwy E., Suite 400, Houston, Texas           77060-5914
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                  (Zip Code)

                                  281-878-1000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 17, 2007, ENGlobal Corporation (the "Company") filed a Form 25, Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, and a new Form 8-A for Registration of Certain Classes of Securities Pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, with the Securities and Exchange Commission in connection with the transfer of the listing of the Company's Common Stock from the American Stock Exchange to the NASDAQ Global Market ("NASDAQ"). The Company's Common Stock will begin trading on NASDAQ on December 18, 2007, under the ticker symbol "ENG."


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ENGlobal Corporation

Date: December 17, 2007

                                         By: /s/ Natalie S. Hairston
                                             -----------------------------------
                                         Natalie S. Hairston
                                         Chief Governance Officer and Secretary